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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 29, 2002

                         Peerless Systems Corporation,
                            a Delaware Corporation
            (Exact name of registrant as specified in its charter)

          Delaware                      000-21287              95-3732595
(State or other jurisdiction of       (Commission            (IRS Employer
 incorporation or organization)        File Number)        Identification No.)



2381 Rosecrans Avenue, El Segundo, California                     90245
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (310) 536-0908


                                  Not Applicable
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         Peerless Systems Corporation (the "Registrant") announced on January 31, 2002, the divestiture of its wholly-owned subsidiary Netreon, Inc., effective as of January 29, 2002, to a group of investors, led by Adam Au, Netreon's Vice President and General Manager and a former director of the Registrant.

         A copy of the Registrant's press release issued on January 31, 2002 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)  Financial Statements of Business Acquired.

              Not Applicable.

         (b)  Pro Forma Financial Information.

              Not Applicable.

         (c)  Exhibits.

              Exhibit 99.1 Press Release of the Registrant dated January 31,
              2002
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Peerless Systems Corporation,
                                        a Delaware corporation

Date: February 5, 2002                  By: /s/ Howard J. Nellor
                                           ------------------------
                                           Howard J. Nellor
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit No.    Description
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Ex. 99.1       Press Release of the Registrant dated as of January 31, 2002